Evergreen Foundation Fund: Annual Report as of March 31, 2003

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
10	FINANCIAL HIGHLIGHTS
14	SCHEDULE OF INVESTMENTS
23	STATEMENT OF ASSETS AND LIABILITIES
24	STATEMENT OF OPERATIONS
25	STATEMENTS OF CHANGES IN NET ASSETS
26	NOTES TO FINANCIAL STATEMENTS
31	INDEPENDENT AUDITORS' REPORT
32	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc., 90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

May 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen shareholder,

We are pleased to provide the annual report for Evergreen Foundation Fund, which covers the 12-month period ended March 31, 2003.

Market analysis

The past 12 months have been challenging for the equity markets, yet rewarding for many fixed income investors. As a result, many balanced portfolios have provided investors with solid relative performance in this volatile period. Not only did investors have to contend with an inconsistent economic recovery, but the geopolitical risks, and ultimately the war with Iraq, provided investors with an unusually large dose of uncertainty which pressured the financial markets. Corporate credibility also remained an issue for many investors throughout the past year, further eroding investor confidence. Bonds were led by the strength in Treasuries, whose traditional safe haven status attracted throngs of investors, at one point driving the yield on the 10-year Treasury bond below 3.6% despite a rising federal budget deficit. Cash levels also rose with an estimated $6.5 trillion sitting on the sidelines in CDs, savings accounts, and money market funds, an amount equivalent to two-thirds of total U.S. gross domestic product (GDP).

As the period began, optimism for a sustained economic recovery was pressured by weak data on manufacturing and corporate profits. Solid GDP in the first quarter of last year was quickly followed by fractional growth in the second quarter, and the growing accounting scandals took their toll on investors. First came Enron, then Arthur Andersen, Tyco and WorldCom. The weak economy in the second quarter resulted in lower-than-expected profits, and the saber rattling with Iraq increased as the September 11 anniversary approached. Throughout this period equities remained volatile as many investors sought the safety of U.S. Treasury bonds. Indeed, equities hit a five-year low in both July and October of last year. Stocks surged after each instance, yet the rallies each fizzled due to geopolitical and economic concerns. The Federal Reserve Board surprised investors with a larger-than-expected rate cut in November, yet this was not enough to convince equity investors that the end of the turmoil was imminent. As a result, equities finished 2002 mired in a trading range and bonds, particularly Treasuries, continued to benefit from the uncertainty.

LETTER TO SHAREHOLDERS continued

Investors entered 2003 with renewed hope for a sustained economic recovery as stocks rose by more than 5% in the first few weeks of trading. Yet these gains were quickly lost as corporations were cautious in their outlooks during analyst conference calls and profit estimates were reduced, further pressuring equities. As tensions with Iraq increased, the Treasury market rose. Also, many corporate bonds performed well as investors became more comfortable with balance sheets and the steps taken to improve credibility. Once the war started, equities surged at the expense of Treasuries, while corporates and high yield bonds continued to outperform based on improving fundamentals.

Looking ahead, we believe the U.S. economy will continue its moderate path of recovery in 2003. We project GDP growth in the range of 2.5%, supported by mild levels of personal consumption and a gradual improvement in business spending. The manufacturing sector may continue to inch along in the first half of the year, yet services should build on its under-appreciated strength from 2002. The outlook for inflation remains positive for consumers, yet businesses will only slowly regain pricing power, preventing the traditional EPS surge common in early-cycle recoveries. Unemployment will likely remain in the 6% range, yet investors need to keep in mind that this is a relatively healthy rate compared to the two most recent economic recoveries, when the jobless rate climbed above 10% in 1983 and approached 8% in 1992.

These improving fundamentals, including solid productivity growth, should keep the Fed on the sidelines for most of 2003. Since January 2001, the Fed has reduced short-term interest rates by more than 80%. We believe this aggressive easing-cycle helped prevent many of the extreme consequences of prior recessions, while enabling the economy to muddle through the initial stages of recovery in a very uncertain global environment. Given the mild pace of recovery and the questionable geopolitical situation, we expect monetary policymakers to keep interest rates steady, while continuing to increase liquidity to fend off deflation. As clarity improves on the global picture, and demand strengthens domestically, we believe the Fed will begin a gradual tightening policy in the second half of the year.

While the Fed's position on interest rates will likely limit gains in the Treasury market in 2003, the expected stability in rates during the first half may bode well for the mortgage market. Corporate bonds in the healthiest sectors should continue to generate gains, albeit more modest than those achieved last year. We believe the best total return opportunity for appropriate investors lies in the high yield market. After not having participated in the bond market gains of the past two years, this area appears poised for success

LETTER TO SHAREHOLDERS continued

given its historical correlation to a strengthening economy and an improving equity market. Spreads relative to Treasuries in this area are wider than historical averages, suggesting attractive upside possibilities.

Moving to equities, we are optimistic about the potential for stocks in 2003. After three years of declines, we believe equities are better positioned for competitive returns in the coming year. Many corporations have drastically cut costs throughout the period of economic weakness and are poised to increase margins. Revenues should also improve as clarity emerges on the geopolitical front. As a result, we continue to project operating earnings growth for companies in the Standard & Poor's 500 Index (S&P 500) of 8%. Considering interest rates, profits and inflation, we view equities as attractively priced and we maintain our year-end fair value range of 1000 to 1050 for the S&P 500. Without sufficient economic or corporate developments, we would be suspicious of further euphoric, war-related gains in excess of these levels.

As always, we encourage investors to remain dedicated to their long-term investment strategies. Proper diversification in balanced accounts is essential to limiting risk while seeking rewards. While the current environment is very challenging, we remind investors that the U.S. economy and the financial markets have a long history of adaptability and recovery. By focusing on the fundamentals, and not allowing oneself to be caught up in the day-to-day, news-related volatility, we continue to believe that the patient, long-term investor will be rewarded.

For more information

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the "About Evergreen Investments" menu tab. Thank you for your continued support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of March 31, 2003

MANAGEMENT TEAM

Tattersall Advisory Group

Timothy E. O'Grady Value Equity Team Lead Manager	Maureen E. Cullinane, CFA Large Cap Core Growth Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio inception date: 1/2/1990

	Class A	Class B	Class C	Class I
Class inception date	1/3/1995	1/3/1995	1/3/1995	1/2/1990

Average annual return*

1 year with sales charge	-17.97%	-17.97%	-15.39%	N/A

1 year w/o sales charge	-12.99%	-13.69%	-13.69%	-12.83%

5 year	-3.64%	-3.54%	-3.44%	-2.27%

10 year	5.52%	5.48%	5.35%	6.35%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front End	CDSC	Front End
			1.00%
			CDSC

30-day SEC yield	1.00%	0.32%	0.32%	1.32%

12-month income dividends per share	$0.24	$0.13	$0.13	$0.28

* Adjusted for maximum applicable sales charge, unless noted.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower. Returns reflect expense limits previously in effect, without which returns would be lower.

2 Source: Morningstar, Inc.

Morningstar's style boxes are based on a portfolio date as of 3/31/2003.

The domestic equity style box placement is based on 10 growth and valuation measures for each of the fund's holdings, as well as the size of the companies in which it invests, or median market capitalization.

The fixed income style box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

FUND AT A GLANCE continued

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Foundation Fund Class A shares,1 versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI), the Russell 1000 Index (Russell 1000) and the Consumer Price Index (CPI).
The LBABI and Russell 1000 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of the Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

U.S. government guarantees apply only to the underlying securities of the fund's portfolio and not to the fund's shares.

All data is as of March 31, 2003, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund's Class A shares had a total return of -12.99% for the 12-month period ended March 31, 2003, excluding any applicable sales charges. During the same period, the Russell 1000 Index returned -24.51%, the Lehman Brothers Aggregate Bond Index returned 11.69% and the median return of funds in Lipper's balanced classification was -13.24%. Lipper is an independent monitor of mutual fund performance.

The fund is a balanced fund, with investment decisions made by three management teams. Two of the teams focus on equities, while the third team manages the fixed income allocation. The Large Cap Core Growth Team and Large Cap Value Team each has supervisory responsibility for half the equity allocation. Tattersall Advisory Group is responsible for the fixed income allocation. Typically, the fund's asset allocation remains at approximately 60% equities and 40% fixed income.

PORTFOLIO CHARACTERISTICS

(as of 3/31/2003)

Total Net Assets	$1,280,232,607

Number of Holdings	216

Beta	0.49

R-Square	0.91

P/E Ratio	18.3x

Effective Maturity	5.8 years

Average Duration	3.8 years

Average Credit Quality*	AA

* Source: Standard & Poor's

What were your principal strategies in managing the fixed income portfolio?

We held the portfolio's interest-rate sensitivity, or duration, close to industry benchmarks. We tended to emphasize intermediate-term securities during the first six months, and then moved to a more neutral position in the final half of the fiscal period.

Throughout the 12 months, we overweighted corporate and mortgage securities. However, after corporates rallied in the second half of the period, we took profits and reduced our corporate weighting in the final weeks of the period. We remained overweighted in mortgages throughout the year, but emphasized securities with protection against prepayment risk as the period progressed.

PORTFOLIO COMPOSITION

(as a percentage of 3/31/2003 portfolio assets)

Common Stocks	54.8%

Corporate Bonds & Notes	11.7%

Mortgage-Backed Securities	11.2%

Collateralized Mortgage Obligations	9.3%

Short Term Investments	9.1%

U.S. Treasury Obligations	3.6%

Asset-Backed Securities	0.3%

What were the principal strategies in the management of the growth portion of the portfolio?

We emphasized stable growth companies that should do well even in a weak economic

PORTFOLIO MANAGER INTERVIEW continued

environment, overweighting healthcare stocks, for their more consistent revenues and earnings. For most of the 12 months we also overweighted consumer cyclical stocks, but we began to reduce our exposure to this group late in the period. Many of these stocks had done well and we believed that consumer spending had started to weaken. We began to build positions in industrial cyclicals. We underweighted technology relative to the Russell 1000 Growth Index, but still had a healthy representation in the sector. We emphasized industry leaders in which we had confidence for the long term.

What were the principal strategies in the management of the value portfolio?

We resisted the temporary cross-currents that influenced the market and focused on fundamental analysis and the search for long-term value. We overweighted the energy sector, where we believe demand is outstripping new sources of supply, which should favor the prospects of companies in the sector. We also have emphasized healthcare, which we believe is undervalued, with many companies showing better balance sheets and cash flow prospects than the overall market. Other sectors that we have overweighted include industrials and consumer staples.

We de-emphasized consumer discretionary stocks, where we believe demand has been satiated and we also have continued to underweight the technology and telecommunications sectors, which still are plagued by overcapacity.

TOP 5 SECTORS EQUITY

(as a percentage of 3/31/2003 net assets)

Health Care	11.3%

Financials	10.4%

Information Technology	8.4%

Consumer Discretionary	8.1%

Industrials	7.7%

What was the investment environment like during the period?

Equity markets continued to descend for most of the 12 month period, but fixed income assets showed positive results.

The economy continued to grow at a sluggish pace. Business capital spending remained weak, as executives looked for evidence of sustainable improvement in their profits before committing significant amounts of cash to equipment, plants or new employees. The year 2002 offered few signs of a recovery in corporate earnings. Rising unemployment and diminishing confidence affected consumer spending. After driving the nation's economic growth for the past several years, consumers by the end of 2002 started to spend less, resulting in disappointing retail sales. Meanwhile, oil and natural gas prices rose significantly, increasing corporate expenses and cutting into family budgets.

At the end of 2002 and the beginning of 2003, the build-up to the war with Iraq added new uncertainty to the markets and volatility increased in the equity markets.

As the equity markets declined, the bond market posted strong relative performance,

PORTFOLIO MANAGER INTERVIEW continued

with bond yields falling on both long and intermediate maturities. Investors sought out relatively safe, higher quality assets, and U.S. Treasury and agency bonds proved to be the beneficiary. The strong performance of Treasuries and agency bonds was aided by the Federal Reserve Board's continuing accommodative monetary policy, which kept short-term interest rates low in an effort to stimulate the economy.

These trends changed in October and November 2002, when hopes of an economic rebound increased. Stocks began to rise and bonds tended to slump. However, 2002 ended amidst dimming hopes about the strength of the economy and rising fears that a war with Iraq was likely, prompting the Federal Reserve Board (FED) to reduce short-term rates to their lowest point in 40 years. In this environment, bonds again outperformed stocks, with corporate bonds outdistancing government securities. However, low interest rates caused increasing numbers of homeowners to refinance their mortgages, resulting in heavy prepayments and poor performance by the mortgage sector.

TOP 10 EQUITY HOLDINGS

(as a percentage of 3/31/2003 net assets)

Citigroup, Inc.	1.7%

Microsoft Corp.	1.6%

3M Co.	1.4%

Pfizer, Inc.	1.3%

General Electric Co.	1.2%

USA Interactive, Inc.	1.1%

Pharmacia Corp.	1.1%

Bank of America Corp.	1.1%

Medtronic, Inc.	0.9%

Oracle Corp.	0.9%

What is your outlook for the fixed income market?

We anticipate that the Fed will hold down short-term interest rates until the appearance of both a clear resolution to the war in Iraq and definite signs of an economic recovery. The Fed could even reduce short-term rates again.

We still see opportunities in the corporate sector, even though we reduced our corporate positions during March 2003. As a result, we will continue to take advantage of trading opportunities as they occur and increase our holdings among attractively priced corporate securities. We also intend to remain overweight in the mortgage sector, emphasizing those securities with the greatest defensive protection against the risk of mortgage prepayments.

What is your outlook for value stocks?

We still see excess capacity in large components of the economy. Businesses appear reluctant to increase capital spending significantly before seeing evidence of a sustainable profit recovery.

While we think most investors may be overestimating the ability of the economy to rebound quickly, we are not as pessimistic about the stock market. We think the stock market averages will trade within a narrow band as investors adjust to near-term earnings uncertainty. However, we also believe the majority of the excesses from the late 1990s have been forced from the market and 2003 may be the first year of a return to more balanced returns in the equity market similar to the long-term historical averages.

PORTFOLIO MANAGER INTERVIEW continued

TOP 5 SECTORS BONDS

(as a percentage of 3/31/2003 net assets)

Mortgage-Backed Securities	11.9%

Collateralized Mortgage Obligations	9.9%

Financials	6.5%

U.S. Treasury Obligations	3.8%

Utilities	1.2%

What is your outlook for growth stocks?

The end of the war with Iraq should lead to less uncertainty. Peace should be good for the economy, but growth may continue to be sluggish because of the cross-current of different factors influencing the economy and investment sentiment. We believe interest rates may begin to creep upward, although the Fed is likely to keep short-term rates low as a stimulant to the economy. Inflation may increase moderately, but energy prices are likely to come down from the high levels we saw this winter.

In this environment, we also expect that stocks may move within a trading range, alternately rising and falling within a relatively narrow band of prices.

TOP 5 BOND HOLDINGS

(as a percentage of 3/31/2003 net assets)

	Coupon	Maturity

U.S. Treasury Bonds	6.00%	02/15/2026	2.5%

FNMA	6.50%	07/01/2032	2.2%

FHLMC	6.00%	06/15/2016	1.8%

FHLMC	5.50%	TBA	1.5%

U.S. Treasury Notes	5.00%	08/15/2011	1.2%

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended March 31,
	2003[1]	2002[1]	2001	2000	1999
CLASS A
Net asset value, beginning of period	$16.14	$16.64	$23.41	$20.98	$20.44
Income from investment operations
Net investment income	0.25	0.29	0.31	0.36	0.44
Net realized and unrealized gains or losses on securities and foreign currency related transactions	-2.34	-0.50	-3.74	3.01	0.68
Total from investment operations	-2.09	-0.21	-3.43	3.37	1.12
Distributions to shareholders from
Net investment income	-0.24	-0.29	-0.30	-0.35	-0.43
Net realized gains	0	0	-3.04	-0.59	-0.15
Total distributions to shareholders	-0.24	-0.29	-3.34	-0.94	-0.58
Net asset value, end of period	$13.81	$16.14	$16.64	$23.41	$20.98
Total return[2]	-12.99%	-1.26%	-16.51%	16.38%	5.58%
Ratios and supplemental data
Net assets, end of period (millions)	$350	$420	$498	$486	$380
Ratios to average net assets
Expenses[3]	1.41%	1.34%	1.26%	1.21%	1.26%
Net investment income	1.70%	1.74%	1.59%	1.62%	2.18%
Portfolio turnover rate	129%	197%	95%	83%	10%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended March 31,
	2003[1]	2002[1]	2001	2000	1999
CLASS B
Net asset value, beginning of period	$16.05	$16.54	$23.29	$20.88	$20.34
Income from investment operations
Net investment income	0.14	0.16	0.16	0.19	0.29
Net realized and unrealized gains or losses on securities and foreign currency related transactions	-2.33	-0.49	-3.71	3.00	0.67
Total from investment operations	-2.19	-0.33	-3.55	3.19	0.96
Distributions to shareholders from
Net investment income	-0.13	-0.16	-0.16	-0.19	-0.27
Net realized gains	0	0	-3.04	-0.59	-0.15
Total distributions to shareholders	-0.13	-0.16	-3.20	-0.78	-0.42
Net asset value, end of period	$13.73	$16.05	$16.54	$23.29	$20.88
Total return[2]	-13.69%	-1.97%	-17.14%	15.48%	4.81%
Ratios and supplemental data
Net assets, end of period (millions)	$518	$976	$1,234	$1,612	$1,432
Ratios to average net assets
Expenses[3]	2.16%	2.09%	2.01%	1.96%	2.01%
Net investment income	0.95%	0.99%	0.81%	0.88%	1.43%
Portfolio turnover rate	129%	197%	95%	83%	10%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended March 31,
	2003[1]	2002[1]	2001	2000	1999
CLASS C
Net asset value, beginning of period	$16.04	$16.53	$23.28	$20.87	$20.34
Income from investment operations
Net investment income	0.14	0.16	0.18	0.19	0.29
Net realized and unrealized gains or losses on securities and foreign currency related transactions	-2.33	-0.49	-3.73	3.00	0.66
Total from investment operations	-2.19	-0.33	-3.55	3.19	0.95
Distributions to shareholders from
Net investment income	-0.13	-0.16	-0.16	-0.19	-0.27
Net realized gains	0	0	-3.04	-0.59	-0.15
Total distributions to shareholders	-0.13	-0.16	-3.20	-0.78	-0.42
Net asset value, end of period	$13.72	$16.04	$16.53	$23.28	$20.87
Total return[2]	-13.69%	-1.97%	-17.15%	15.49%	4.76%
Ratios and supplemental data
Net assets, end of period (millions)	$111	$177	$251	$76	$68
Ratios to average net assets
Expenses[3]	2.16%	2.09%	2.02%	1.96%	2.01%
Net investment income	0.95%	0.99%	0.90%	0.88%	1.43%
Portfolio turnover rate	129%	197%	95%	83%	10%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended March 31,
	2003[1]	2002[1]	2001	2000	1999
CLASS I2
Net asset value, beginning of period	$16.14	$16.64	$23.42	$20.99	$20.45
Income from investment operations
Net investment income	0.28	0.29	0.36	0.43	0.49
Net realized and unrealized gains or losses on securities and foreign currency related transactions	-2.34	-0.46	-3.74	3.00	0.68
Total from investment operations	-2.06	-0.17	-3.38	3.43	1.17
Distributions to shareholders from
Net investment income	-0.28	-0.33	-0.36	-0.41	-0.48
Net realized gains	0	0	-3.04	-0.59	-0.15
Total distributions to shareholders	-0.28	-0.33	-3.40	-1.00	-0.63
Net asset value, end of period	$13.80	$16.14	$16.64	$23.42	$20.99
Total return	-12.83%	-1.01%	-16.32%	16.68%	5.84%
Ratios and supplemental data
Net assets, end of period (millions)	$302	$456	$830	$1,176	$1,238
Ratios to average net assets
Expenses[3]	1.15%	1.09%	1.01%	0.96%	1.01%
Net investment income	1.94%	1.99%	1.81%	1.89%	2.43%
Portfolio turnover rate	129%	197%	95%	83%	10%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

March 31, 2003

	Credit Rating (v)	Principal Amount	Value

ASSET-BACKED SECURITIES 0.4%
MBNA Master Credit Card Trust, Ser. 2001, Class C-3, 6.55%,12/15/2008	BBB	$ 4,315,000	$ 4,690,854
COLLATERALIZED MORTGAGE OBLIGATIONS 9.9%
Commerce 2000, Ser. C1, Class A2, 7.416%, 08/15/2033	AAA	6,500,000	7,669,835
FHLMC:
Ser 1529, Class Z, 7.00%, 06/15/2023	AAA	6,270,303	6,718,535
Ser. 2174, Class PL, 6.50%, 10/15/2024	AAA	6,355,000	6,459,480
Ser. 2198, Class PR, 7.00%, 12/15/2028	AAA	4,441,303	4,559,027
Ser. 2394, Class MB, 6.00%, 01/15/2015	AAA	8,775,000	9,172,862
Ser. 2427, Class EB, 6.00%, 06/15/2016	AAA	21,931,052	22,866,712
Ser. 2463, Class BH, 6.25%, 02/15/2027	AAA	5,821,003	5,861,931
FNMA:
Ser. 2001-TB, Class A1, 7.50%, 07/25/2041	AAA	6,110,386	6,696,616
Ser. 2002-9, Class KD, 6.00%, 07/25/2009	AAA	6,770,000	6,864,032
Ser. 2002-9, Class PC, 6.00%, 03/25/2017	AAA	8,350,000	8,928,452
Ser. 2002-T19, Class A2, 7.00%, 07/25/2042	AAA	5,400,107	5,837,208
Ser. 2003-18, Class A-1, 6.50%, 12/25/2042	AAA	5,489,762	5,754,813
Ser. 2003-W1, Class 1A-1, 6.50%, 01/01/2033	AAA	5,509,398	5,858,903
LB-UBS Comml. Mtge. Trust, Ser. 2000-C4, Class A-1, 7.18%, 09/15/2019	AAA	5,305,581	5,952,335
Residential Asset Mtge. Products, Inc., Ser. 2002-RZ2, Class A-3, 4.98%, 09/25/2028	AAA	7,335,000	7,665,436
Washington Mutual Mtge. Securities Corp.:
Ser. 2002-AR10, Class A-6, 4.82%, 10/25/2032	AAA	3,170,000	3,256,495
Ser. 2002-AR19, Class A-6, 4.16%, 02/25/2033	AAA	3,870,000	3,915,699
Ser. 2003-AR1, Class A-5, 3.97%, 03/25/2033	AAA	2,785,000	2,808,998
Total Collateralized Mortgage Obligations			126,847,369
CORPORATE BONDS 12.5%
CONSUMER DISCRETIONARY 1.0%
Media 0.2%
AOL Time Warner, Inc., 7.625%, 04/15/2031	BBB+	2,700,000	2,875,416
Multi-line Retail 0.8%
May Department Stores Co., 6.90%, 01/15/2032	A	6,000,000	6,211,698
Wal-Mart Stores, Inc., 6.875%, 08/10/2009	AA	3,675,000	4,349,447
10,561,145
CONSUMER STAPLES 0.5%
Beverages 0.5%
Coca Cola Enterprises, Inc., 0.00%, 06/20/2020 (n)	A	17,530,000	6,092,253
ENERGY 1.0%
Oil & Gas 1.0%
Amerada Hess Corp., 7.125%, 03/15/2033	BBB	3,650,000	3,783,977
Conoco Funding Co., 5.45%, 10/15/2006	A-	7,750,000	8,446,919
12,230,896
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS 6.5%
Banks 2.0%
Bank of New York, Inc., 7.30%, 12/01/2009	A	$ 3,675,000	$ 4,378,432
National City Corp., 6.625%, 03/01/2004	A-	2,700,000	2,830,637
Wells Fargo & Company, 6.20%, 12/01/2005	A+	5,750,000	6,316,415
PNC Funding Corp., 5.75%, 08/01/2006	A-	4,500,000	4,901,575
SunTrust Bank, Inc., 6.00%, 02/15/2026	A	5,000,000	5,431,265
U.S. Bank, 6.375%, 08/01/2011	A	2,000,000	2,263,568
26,121,892
Diversified Financials 3.7%
Ford Motor Credit Co., 7.375%, 10/28/2009	BBB	6,000,000	5,681,322
GE Capital Corp., 7.25%, 02/01/2005	AAA	5,650,000	6,213,605
GMAC:
6.00%, 08/20/2030	AAA	4,535,000	4,747,297
6.875%, 09/15/2011	BBB	8,700,000	8,610,355
Household Finance Corp., 6.40%, 06/17/2008	A-	3,750,000	4,177,361
International Lease Finance Corp., 4.375%, 12/15/2005	AA-	5,000,000	5,121,375
Merrill Lynch & Co., Inc., 5.36%, 02/01/2007	A+	3,175,000	3,412,731
Sprint Capital Corp., 6.875%, 11/15/2028	BBB-	4,250,000	3,740,000
USAA Capital Corp., 5.59%, 12/20/2006 144A	AAA	5,500,000	6,006,127
47,710,173
Insurance 0.5%
American General Finance Corp., 5.875%, 07/14/2006	A+	5,300,000	5,777,774
Real Estate 0.3%
Carramerica Realty Corp., 7.125%, 01/15/2012 REIT	BBB	2,850,000	3,121,300
INDUSTRIALS 0.6%
Road & Rail 0.6%
Burlington Northern Santa Fe Corp., 6.75%, 07/15/2011	BBB+	7,000,000	8,002,981
MATERIALS 0.7%
Chemicals 0.7%
Dow Chemical Co., 5.25%, 05/14/2004	A-	9,000,000	9,266,508
TELECOMMUNICATION SERVICES 1.0%
Diversified Telecommunication Services 1.0%
Bellsouth Corp., 5.00%, 10/15/2006	A+	8,150,000	8,765,912
SBC Communications, Inc., 5.875%, 02/01/2012	AA-	3,625,000	3,958,895
12,724,807
UTILITIES 1.2%
Electric Utilities 0.8%
Pacific Gas & Electric Co., 5.93%, 10/08/2003 (g)	D	250,000	0
PG&E Corp., 5.74%, 03/15/2007	AAA	3,887,102	4,065,022
Progress Energy, Inc., 7.75%, 03/01/2031	BBB	1,000,000	1,168,940
Southwestern Public Service Co., Ser. B, 5.125%, 11/01/2006	BBB	4,500,000	4,702,761
9,936,723
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
UTILITIES continued
Gas Utilities 0.4%
Consolidated Natural Gas Co., 5.375%, 11/01/2006	BBB+	$ 4,700,000	$ 5,088,281
Total Corporate Bonds			159,510,149
MORTGAGE-BACKED SECURITIES 11.9%
FHLMC:
5.50%, TBA (++)	AAA	19,255,000	19,700,272
6.50%, 01/15/2025-10/15/2031	AAA	21,268,872	22,142,853
8.50%, 09/01/2020	AAA	1,709,351	1,875,330
FNMA:
4.90%, 01/01/2013	AAA	7,222,993	7,457,740
5.70%, 10/01/2008	AAA	6,958,337	7,574,069
5.84%, 12/01/2008	AAA	10,284,304	11,285,247
6.00%, 08/01/2006-12/01/2017	AAA	7,047,201	7,365,536
6.11%, 05/01/2011	AAA	7,697,179	8,610,476
6.50%, 07/01/2032 #	AAA	27,173,597	28,375,085
6.79%, 04/01/2004	AAA	9,426,626	9,655,628
7.00%, 06/01/2032	AAA	8,944,387	9,435,054
7.50%, 02/25/2029-02/25/2041	AAA	16,745,138	18,192,173
GNMA, 5.00%, 09/20/2029	AAA	1,231,351	1,269,190
Total Mortgage-Backed Securities			152,938,653
U.S. TREASURY OBLIGATIONS 3.8%
U.S. Treasury Bonds, 6.00%, 02/15/2026 ##	AAA	28,425,000	32,577,722
U.S. Treasury Notes:
4.625%, 05/15/2006	AAA	1,470,000	1,584,614
5.00%, 08/15/2011	AAA	13,420,000	14,719,016
Total U.S. Treasury Obligations			48,881,352

		Shares

COMMON STOCKS 58.4%
CONSUMER DISCRETIONARY 8.1%
Automobiles 0.4%
Harley-Davidson, Inc.		135,000	5,360,850
Hotels, Restaurants & Leisure 0.3%
Starbucks Corp. *		160,000	4,121,600
Household Durables 0.3%
Black & Decker Corp.		111,501	3,886,925
Internet & Catalog Retail 1.1%
Amazon.com, Inc. (p) *		232,000	6,038,960
eBay, Inc. (p) *		93,000	7,931,970
13,970,930
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Shares	Value

COMMON STOCKS continued
CONSUMER DISCRETIONARY continued
Leisure Equipment & Products 0.7%
Eastman Kodak Co.	110,937	$ 3,283,735
International Game Technology, Inc. *	60,000	4,914,000
8,197,735
Media 3.0%
AOL Time Warner, Inc. *	276,648	3,004,397
Cablevision Systems Corp., Class A (p) *	125,380	2,380,966
Comcast Corp., Class A *	255,000	7,009,950
Liberty Media Corp., Class A *	651,773	6,341,752
New York Times Co., Class A	83,838	3,617,610
USA Interactive, Inc. (p) *	531,309	14,233,768
Viacom, Inc., Class B	56,000	2,045,120
38,633,563
Multi-line Retail 1.1%
Nordstrom, Inc.	170,000	2,754,000
Wal-Mart Stores, Inc.	211,340	10,996,020
13,750,020
Specialty Retail 1.0%
Barnes & Noble, Inc. (p) *	108,165	2,054,053
Best Buy Co., Inc. *	145,000	3,910,650
Gap, Inc.	135,000	1,956,150
Home Depot, Inc.	215,000	5,237,400
13,158,253
Textiles & Apparel 0.2%
Reebok International, Ltd.	60,000	1,971,000
CONSUMER STAPLES 3.1%
Beverages 0.9%
Anheuser-Busch Companies, Inc.	124,101	5,784,348
PepsiCo, Inc.	137,256	5,490,240
11,274,588
Food Products 0.6%
ConAgra, Inc.	66,102	1,327,328
Kellogg Co.	108,019	3,310,782
McCormick & Co., Inc.	130,000	3,138,200
7,776,310
Household Products 0.9%
Kimberly-Clark Corp.	84,502	3,841,461
Procter & Gamble Co.	92,334	8,222,343
12,063,804
Personal Products 0.1%
Dial Corp.	98,094	1,903,023
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Tobacco 0.6%
Altria Group, Inc.	235,551	$ 7,057,108
ENERGY 5.0%
Energy Equipment & Services 1.5%
Cooper Cameron Corp. *	63,809	3,159,183
ENSCO International, Inc. (p)	117,234	2,990,639
Halliburton Co.	45,105	935,027
Nabors Industries, Ltd. *	139,494	5,561,626
Noble Corp. *	65,426	2,055,685
Weatherford International, Ltd. (p) *	110,000	4,154,700
18,856,860
Oil & Gas 3.5%
Anadarko Petroleum Corp.	64,287	2,925,059
Apache Corp.	78,120	4,823,129
Burlington Resources, Inc.	85,851	4,095,951
ChevronTexaco Corp.	55,096	3,561,956
ConocoPhillips	61,549	3,299,026
Devon Energy Corp.	105,000	5,063,100
Exxon Mobil Corp.	268,317	9,377,679
Occidental Petroleum Corp.	214,140	6,415,635
Ocean Energy, Inc.	180,142	3,602,840
XTO Energy, Inc.	123,099	2,338,875
45,503,250
FINANCIALS 10.4%
Banks 3.6%
Bank of America Corp.	202,669	13,546,396
First Tennessee National Corp.	114,479	4,545,961
Hibernia Corp., Class A	107,426	1,821,945
Sovereign Bancorp, Inc. (p)	215,076	2,978,803
U.S. Bancorp (p)	369,097	7,005,461
Washington Mutual, Inc.	173,736	6,127,669
Wells Fargo & Co.	232,387	10,455,091
46,481,326
Diversified Financials 5.4%
American Express Co.	264,764	8,798,108
Citigroup, Inc.	614,337	21,163,910
Fannie Mae	128,167	8,375,713
Freddie Mac	113,302	6,016,336
J.P. Morgan Chase & Co.	220,811	5,235,429
Merrill Lynch & Co., Inc.	281,810	9,976,074
Morgan Stanley	150,270	5,762,854
SLM Corp.	35,000	3,882,200
69,210,624
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Insurance 1.4%
Allstate Corp.	210,045	$ 6,967,193
American International Group, Inc.	111,658	5,521,488
SAFECO Corp.	134,783	4,713,361
17,202,042
HEALTH CARE 11.3%
Biotechnology 1.5%
Amgen, Inc. *	185,000	10,646,750
Genentech, Inc. (p) *	70,000	2,450,700
IDEC Pharmaceuticals Corp.	50,000	1,720,950
MedImmune, Inc. *	130,000	4,267,900
19,086,300
Health Care Equipment & Supplies 3.4%
Becton Dickinson & Co.	104,802	3,609,381
Biomet, Inc.	205,000	6,283,250
Boston Scientific Corp. *	120,000	4,891,200
Guidant Corp.	55,000	1,991,000
Medtronic, Inc.	255,500	11,528,160
Saint Jude Medical, Inc. *	99,000	4,826,250
Stryker Corp.	95,000	6,521,750
Zimmer Holdings, Inc. *	90,000	4,376,700
44,027,691
Health Care Providers & Services 0.4%
Anthem, Inc. *	47,806	3,167,148
HealthNet, Inc., Class A *	78,298	2,096,037
5,263,185
Pharmaceuticals 6.0%
Bristol-Myers Squibb Co.	385,488	8,145,361
Eli Lilly & Co.	35,700	2,040,255
Forest Laboratories, Inc. *	144,600	7,804,062
Johnson & Johnson Co.	152,500	8,825,175
Merck & Co., Inc.	116,553	6,384,773
Mylan Laboratories, Inc.	258,117	7,420,864
Pfizer, Inc.	539,047	16,796,705
Pharmacia Corp.	324,707	14,059,813
Wyeth	130,093	4,920,117
76,397,125
INDUSTRIALS 7.7%
Aerospace & Defense 1.0%
Honeywell International, Inc.	135,997	2,904,896
Lockheed Martin Corp.	86,608	4,118,210
Northrop Grumman Corp.	62,916	5,398,193
12,421,299
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Commercial Services & Supplies 1.5%
Apollo Group, Inc., Class A	85,000	$ 4,241,500
Factset Research Systems, Inc. (p)	35,839	1,162,976
First Data Corp.	249,189	9,222,485
Viad Corp.	85,000	1,822,400
Waste Management, Inc.	122,019	2,584,362
19,033,723
Electrical Equipment 0.3%
Emerson Electric Co.	95,335	4,323,442
Industrial Conglomerates 2.9%
3M Co.	135,987	17,682,389
General Electric Co.	576,400	14,698,200
Tyco International, Ltd. (p)	339,723	4,368,838
36,749,427
Machinery 1.6%
Deere & Co.	192,521	7,558,375
Eaton Corp.	45,000	3,147,750
Illinois Tool Works, Inc.	70,000	4,070,500
Ingersoll-Rand Co., Class A	75,000	2,894,250
Parker-Hannifin Corp.	80,000	3,099,200
20,770,075
Road & Rail 0.4%
CSX Corp.	123,434	3,520,338
Union Pacific Corp.	40,000	2,200,000
5,720,338
INFORMATION TECHNOLOGY 8.4%
Communications Equipment 1.1%
Cisco Systems, Inc. *	755,000	9,799,900
Nokia Corp., ADR (p)	220,000	3,082,200
UTStarcom, Inc. (p) *	86,765	1,734,432
14,616,532
Computers & Peripherals 2.3%
Apple Computer, Inc. (p) *	281,808	3,984,765
Dell Computer Corp. *	115,000	3,140,650
Hewlett-Packard Co.	425,540	6,617,147
International Business Machines Corp.	140,916	11,052,042
Lexmark International Group, Inc., Class A *	65,000	4,351,750
29,146,354
Electronic Equipment & Instruments 0.4%
Tech Data Corp. (p) *	56,636	1,355,866
Thermo Electron Corp. *	176,247	3,190,071
4,545,937
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
IT Consulting & Services 0.2%
Affiliated Computer Services, Inc., Class A *	47,000	$ 2,080,220
Semiconductor Equipment & Products 1.6%
Altera Corp. *	275,000	3,723,500
Celestica, Inc. *	104,964	1,199,739
Intel Corp. (p)	357,500	5,820,100
Texas Instruments, Inc.	421,000	6,891,770
Xilinx, Inc. *	150,000	3,511,500
21,146,609
Software 2.8%
Intuit, Inc. *	65,700	2,444,040
Microsoft Corp.	819,966	19,851,377
Oracle Corp. *	1,024,400	11,113,715
Veritas Software Corp. *	160,000	2,812,800
36,221,932
MATERIALS 1.7%
Chemicals 0.8%
PPG Industries, Inc.	89,807	4,048,500
Praxair, Inc.	113,500	6,395,725
10,444,225
Metals & Mining 0.2%
Freeport-McMoRan Copper & Gold, Inc., Class B (p) *	180,000	3,069,000
Paper & Forest Products 0.7%
International Paper Co.	197,712	6,682,666
MeadWestvaco Corp.	78,381	1,785,519
8,468,185
TELECOMMUNICATION SERVICES 1.5%
Diversified Telecommunication Services 1.5%
ALLTEL Corp.	66,976	2,997,846
BellSouth Corp.	85,760	1,858,419
Centurytel, Inc. (p)	118,983	3,283,931
Commonwealth Telephone Enterprises (p) *	36,331	1,410,369
SBC Communications, Inc.	176,434	3,539,266
Verizon Communications, Inc.	154,596	5,464,969
18,554,800
UTILITIES 1.2%
Electric Utilities 1.2%
Exelon Corp.	114,058	5,749,664
FPL Group, Inc. (p)	84,569	4,983,651
Scana Corp.	142,959	4,277,333
15,010,648
Total Common Stocks		747,476,858
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Principal Amount	Value

SHORT-TERM INVESTMENTS 9.7%
LETTER OF CREDIT 0.4%
BNP PARIBAS, expiring 04/21/2003 (ppp)	$ 5,789,248	$ 5,789,248

	Shares

MUTUAL FUND SHARES 9.3%
Evergreen Institutional U.S. Government Money Market Fund (o) (+)	73,278,030	73,278,030
Navigator Prime Portfolio (pp)	45,752,964	45,752,964
119,030,994
Total Short-Term Investments		124,820,242
Total Investments (cost $1,395,592,846) 106.6%		1,365,165,477
Other Assets and Liabilities (6.6%)		(84,932,870)
Net Assets 100.0%		$ 1,280,232,607

*	Non-income producing security
(v)	Credit ratings are unaudited and rated by Moody's Investors Service where Standard and Poor's ratings are not available.
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the fund and the money market fund.
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral from securities on loan.
(ppp)	Represents investment of non-cash collateral from securities on loan.
(+)	All or a portion of the principal amount of this security was pledged as collateral for open mortgage dollar roll agreements.
(++)	Security acquired under mortgage dollar roll agreement.
(g)	Security which has defaulted on payment of interest. The fund has stopped accruing interest on this security.
(n)	Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.
#	When-issued security
##	All or a portion of the security has been segregated for when-issued securities.
144A	Security that may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.

Summary of Abbreviations:
ADR	American Depository Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust
TBA	To Be Announced
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2003

Assets
Identified cost of securities	$ 1,395,592,846
Net unrealized losses on securities	(30,427,369)

Market value of securities	1,365,165,477
Receivable for securities sold	13,599,428
Receivable for Fund shares sold	282,447
Dividends and interest receivable	4,747,512
Prepaid expenses and other assets	29,824

Total assets	1,383,824,688

Liabilities
Payable for securities purchased	29,056,152
Payable for Fund shares redeemed	2,989,638
Payable for open mortgage dollar rolls	19,704,582
Payable for securities on loan	51,542,212
Advisory fee payable	23,458
Distribution Plan expenses payable	20,325
Due to other related parties	3,549
Accrued expenses and other liabilities	252,165

Total liabilities	103,592,081

Net assets	$ 1,280,232,607

Net assets represented by
Paid-in capital	$ 1,522,137,802
Overdistributed net investment income	(114,312)
Accumulated net realized losses on securities and foreing currency related transactions	(211,363,514)
Net unrealized losses on securities	(30,427,369)

Total net assets	$ 1,280,232,607

Net assets consists of
Class A	$ 349,736,118
Class B	517,517,860
Class C	110,721,314
Class I	302,257,315

Total net assets	$ 1,280,232,607

Shares outstanding
Class A	25,330,310
Class B	37,696,164
Class C	8,069,221
Class I	21,897,612

Net asset value per share
Class A	$ 13.81
Class A -- Offering price (based on sales charge of 5.75%)	$ 14.65
Class B	$ 13.73
Class C	$ 13.72
Class C -- Offering price (based on sales charge of 1.00%)	$ 13.86
Class I	$ 13.80

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended March 31, 2003

Investment income
Dividends (net of foreign withholding taxes of $22,992)	$ 14,302,523
Interest	34,085,764

Total investment income	48,388,287

Expenses
Advisory fee	10,001,704
Distribution Plan expenses
Class A	897,112
Class B	7,121,851
Class C	1,354,426
Administrative services fee	1,557,128
Transfer agent fee	5,955,438
Trustees' fees and expenses	26,830
Printing and postage expenses	73,569
Custodian fee	352,367
Registration and filing fees	52,698
Professional fees	27,757
Other	10,288

Total expenses	27,431,168
Less: Expense reductions	(7,073)

Net expenses	27,424,095

Net investment income	20,964,192

Net realized and unrealized gains or losses on securities
Net realized losses on securities	(185,198,784)
Net change in unrealized gains or losses on securities	(85,419,355)

Net realized and unrealized gains or losses on securities	(270,618,139)

Net decrease in net assets resulting from operations	$ (249,653,947)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31,
	2003		2002

Operations
Net investment income		$ 20,964,192		$ 35,071,286
Net realized losses on securities		(185,198,784)		(16,925,337)
Net change in unrealized gains or losses on securities		(85,419,355)		(56,829,928)

Net decrease in net assets resulting from operations		(249,653,947)		(38,683,979)

Distributions to shareholders from
Net investment income
Class A		(5,901,102)		(7,818,817)
Class B		(5,961,762)		(11,009,027)
Class C		(1,170,127)		(2,084,604)
Class I*		(6,514,028)		(13,791,249)

Total distributions to shareholders		(19,547,019)		(34,703,697)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	2,248,773	32,180,136	4,601,642	76,326,150
Class B	1,132,769	16,619,239	2,428,999	40,042,575
Class C	209,039	3,015,619	402,221	6,613,893
Class I*	2,864,504	41,191,395	6,309,182	103,857,710

		93,006,389		226,840,328

Net asset value of shares issued in reinvestment of distributions
Class A	385,389	5,499,345	450,508	7,275,755
Class B	398,917	5,679,434	653,880	10,489,592
Class C	73,730	1,047,721	117,690	1,888,620
Class I*	412,284	5,894,226	788,812	12,730,853

		18,120,726		32,384,820

Automatic conversion of Class B shares to Class A shares
Class A	8,182,406	117,967,547	425,756	7,057,437
Class B	(8,238,342)	(117,967,547)	(428,614)	(7,057,437)

		0		0

Payment for shares redeemed
Class A	(11,514,757)	(167,534,672)	(9,354,045)	(154,000,665)
Class B	(16,428,219)	(235,375,054)	(16,460,376)	(267,365,856)
Class C	(3,240,365)	(46,868,361)	(4,657,236)	(75,804,432)
Class I*	(9,645,156)	(141,581,614)	(28,732,556)	(471,656,055)

		(591,359,701)		(968,827,008)

Net decrease in net assets resulting from capital share transactions		(480,232,586)		(709,601,860)

Total decrease in net assets		(749,433,552)		(782,989,536)
Net assets
Beginning of period		2,029,666,159		2,812,655,695

End of period		$ 1,280,232,607		$ 2,029,666,159

Overdistributed net investment income		$ (114,312)		$ (63,201)

* Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Foundation Fund (the "Fund") is a diversified series of Evergreen Equity Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge and pay an ongoing distribution fee. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Both Class B and Class C shares pay a higher ongoing distribution fee than Class A. Class I shares are sold without a front-end sales charge or contingent deferred sales charge and do not pay a distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. When-issued and delayed delivery transactions

The Fund records when-issued securities no later than one business day after the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are

NOTES TO FINANCIAL STATEMENTS continued

marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counter parties to perform under the contract.

c. Securities lending

The Funds may lend their securities to certain qualified brokers in order to earn additional income. The Funds receive compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

d. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

e. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to mortgage dollar rolls.

NOTES TO FINANCIAL STATEMENTS continued

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee starting at 0.725% and declining to 0.550% as average daily net assets increase.

Tattersall Advisory Group Inc., is an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-advisor to the fixed income portion of the Fund and is paid by EIMC for its services to the Fund.

From time to time, EIMC may voluntarily or contractually waive its fees and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund's average daily net assets.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended March 31, 2003, the transfer agent fees were equivalent to an annual rate of 0.38% of the Fund's average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended March 31, 2003, the Fund paid brokerage commissions of $1,306,249 to Wachovia Securities Inc.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 1.00% of the average daily net assets for Class B and Class C shares. On March 20, 2003, the Trustees of the Fund approved an increase to the annual maximum allowable charge for serv-

NOTES TO FINANCIAL STATEMENTS continued

icing and distribution fees on Class A shares from 0.25% to 0.30% of the average daily net assets of Class A shares. This increase became effective on either March 26, 2003 or March 27, 2003 for all Class A shares in the Evergreen fund family.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were as follows for the year ended March 31, 2003:

Cost of Purchases		Proceeds from Sales

U.S.	Non-U.S.	U.S.	Non-U.S.
Government	Government	Government	Government

$ 960,400,160	$ 1,018,502,986	$ 1,035,469,294	$ 1,375,400,787

The Fund loaned securities during the year ended March 31, 2003 to certain brokers. At March 31, 2003, the value of securities on loan and the value of collateral (including accrued interest) amounted to $48,136,279 and $51,542,212, respectively. During the year ended March 31, 2003, the Fund earned $51,793 in income from securities lending.

During the year ended March 31, 2003, the Fund entered into dollar roll transactions. At March 31, 2003, the Fund had the following dollar roll agreements outstanding:

Dollar Roll
Amount	Counterparty	Settlement Date

$ 4,736,571	Bear Stearns Inc.	4/14/2003
6,706,669	Salomon Brothers	4/14/2003
8,347,651	Morgan Stanley	4/14/2003

During the year ended March 31, 2003, the Fund earned $1,481,686 on dollar roll transactions which is included in interest income.

On March 31, 2003, the aggregate cost of securities for federal income tax purposes was $1,414,612,054. The gross unrealized appreciation and depreciation on securities based on tax cost was $51,381,940 and $100,828,517, respectively, with a net unrealized depreciation of $49,446,577.

As of March 31, 2003, the Fund had $116,102,811 in capital loss carryovers for federal income tax purposes with $19,206,168 expiring in 2010, and $96,896,643 expiring in 2011.

For income tax purposes, capital losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund has incurred and will elect to defer post-October losses of $76,241,495.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended March 31, 2003, the Fund did not participate in the interfund lending program.

NOTES TO FINANCIAL STATEMENTS continued

7. DISTRIBUTIONS TO SHAREHOLDERS

As of March 31, 2003, the components of distributable earnings on a tax basis were as follows:

Capital Loss
Carryover
Overdistributed		and
Ordinary	Unrealized	Post-October
Income	Depreciation	Loss

$ 114,312	$ 49,446,577	$ 192,344,306

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and mortgage dollar rolls.

The tax character of distributions paid for the year ended March 31, 2003 was $19,547,019 of ordinary income.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $7,073 which represents 0.00% of its average daily net assets

9. DEFERRED TRUSTEES' FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended March 31, 2003, the Fund had no borrowings under this agreement.

INDEPENDENT AUDITORS' REPORT

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Foundation Fund, a series of Evergreen Equity Trust, as of March 31, 2003, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Foundation Fund, as of March 31, 2003, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
May 2, 2003

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 73.10% of ordinary income dividends paid during the fiscal year ended March 31, 2003 for the Fund qualified for the dividends received deduction.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 112 Evergreen funds.

[2] Mr. Wagoner is an "interested person" of the fund because of his ownership of shares in Wachovia Corporation, the parent to the fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

[5] The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $229 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of March 31, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

566391   5/2003

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034